UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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COMMSCOPE HOLDING COMPANY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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See the reverse side of this notice to obtain proxy materials and voting instructions. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: <mtgtype> For holders as of: <recdate> Date: Time: <mtgtime> Location: *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. 0000449362_1 R1.0.1.18 COMMSCOPE HOLDING COMPANY, INC. Annual Meeting May 08, 2020 May 08, 2020 1:00 PM EDT March 10, 2020 WSFS Bank Center 500 Delaware Avenue Suite 1500 Wilmington, DE 19801

How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. g g g 0000449362_2 R1.0.1.18 1. Annual Report 2. Notice & Proxy Statement Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 26, 2020 to facilitate timely delivery.

Voting items 0000449362_3 R1.0.1.18 The Board of Directors recommends you vote FOR the following proposal(s): 2a. Frank M. Drendel 2b. Joanne M. Maguire 2c. Thomas J. Manning 3 Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2020. 4 Non-binding, advisory vote to approve the compensation of our named executive officers as described in the proxy statement. The Board of Directors recommends you vote 1 YEAR on the following proposal: 5 Non-binding, advisory vote to approve the frequency of future advisory votes on the compensation of our named executive officers. The Board of Directors recommends you vote FOR the following proposal(s): 6 Approval of the issuance of common shares in connection with certain rights of holders of the Company's Series A Convertible Preferred Stock issued in connection with the ARRIS acquisition. 7 Approval of additional shares under the Company's 2019 Long-Term Incentive Plan.

Voting Instructions Voting items Continued 0000449362_4 R1.0.1.18 NOTE: Proposal 1. Election of two directors by holders of Series A Convertible Preferred Stock. (Not applicable)